BLACKROCK FUNDSSM

BlackRock Small Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated December 21, 2016 to the Summary Prospectus and the Prospectus of the Fund, each dated January 28, 2016, and the Statement of Additional
Information (“SAI”) of the Fund, dated January 28, 2016 (as amended October 20, 2016)

On December 15, 2016, the Board of Trustees of BlackRock FundsSM approved a change in the name of the Fund to “BlackRock Advantage Small Cap Growth Fund.” This change is expected to become effective on or about February 15, 2017.

Effective on or about February 15, 2017, the following change is made to the Fund’s Summary Prospectus, Prospectus and SAI:

BlackRock Small Cap Growth Equity Portfolio is renamed BlackRock Advantage Small Cap Growth Fund.

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Shareholders should retain this Supplement for future reference.

PR2SAI-SCGE-1216SUP